SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Managed Municipal Bond Fund

The following information replaces similar disclosure in the “PAST PERFORMANCE” section of the fund’s prospectuses:

CALENDAR YEAR TOTAL RETURNS   (%)   (Class S)

These year–to–year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

10.95    4.44    10.19    5.20    3.10    3.85    5.05      3.47    -5.72    17.53
2000    2001    2002    2003    2004    2005    2006    2007    2008    2009

Best Quarter: 9.19%, Q3 2009	Worst Quarter: -3.17%, Q3 2008
Year–to–Date as of 9/30/10: 6.49%

Please Retain This Supplement for Future Reference

November 22, 2010 PROSTKR-11